UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017 (December 13, 2017)

HCBF Holding Company, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-217395	27-2326440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Indian River Drive, Suite 101

Fort Pierce, Florida 34950

(Address of principal executive offices, including zip code)

(772) 409-2270

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 13, 2017, HCBF Holding Company, Inc.. (the “Company”) held a special meeting of its shareholders (the “Special Meeting”). The proposals submitted to the Company’s shareholders at the Special Meeting were:

•	to approve the adoption of the Agreement and Plan of Merger, dated as of August 12, 2017, by and between the Company and CenterState Bank Corporation (the “Merger Agreement”), pursuant to which the Company will merge with and into CenterState Bank Corporation (the “Merger”) (such proposal, the “Merger Proposal”); and

•	to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger (the “Compensation Advisory Proposal”).

The Merger Proposal and the Compensation Advisory Proposal were each described in greater detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on October 31, 2017. The Company’s shareholders approved both the Merger Proposal and the Compensation Advisory Proposal. The voting results for the Merger Proposal and the Compensation Advisory Proposal, including the number of votes cast for, against or withheld, and the number of abstentions with respect to each such proposal, are as follows:

Merger Proposal

FOR	AGAINST	ABSTAIN
19,499,177	101	7,182

 Compensation Advisory Proposal

FOR	AGAINST	ABSTAIN
19,295,197	153,090	58,173

As of October 25, 2017, the record date for the Special Meeting, there were 20,992,219 shares of the Company’s common stock outstanding and entitled to vote.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment or postponement of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal. As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the adjournment of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the Company’s shareholders for approval at the Special Meeting.

The Merger remains subject to other customary closing conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2017	HCBF Holding Company, Inc.

	By:	/s/ Randall A. Ezell
Randall A. Ezell
Executive Vice President and Chief Financial Officer